Fair Value of Financial Instruments Not Accounted For at Fair Value	6 Months Ended
Jun. 30, 2020
Investments, All Other Investments [Abstract]
Fair Value of Financial Instruments Not Accounted For at Fair Value
10.	Fair Value of Financial Instruments Not Accounted for at Fair Value
The principal financial assets of the Company at December 31, 2019 and June 30, 2020 consist of cash, cash equivalents, restricted cash and accounts receivable. The principal financial liabilities of the Company consist of accounts payable, accrued expenses and other liabilities, secured term loan facilities, revolving credit facilities, the 2017 Bonds and the 2018 Bonds.
The carrying values of cash, cash equivalents and restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities are reasonable estimates of their fair value due to the short-term nature or liquidity of these financial instruments.
Fair value is a market-based measurement that is determined based on assumptions that market participants would use in pricing an asset or a liability. The fair value accounting standard establishes a three tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:
Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2—Include other inputs that are directly or indirectly observable in the marketplace.
Level 3—Unobservable inputs which are supported by little or no market activity.
The 2017 Bonds and the 2018 Bonds are classified as a level two liability and the fair values have been calculated based on the most recent trades of the bond on the Oslo Børs prior to June 30, 2020. The 2018 Bonds are denominated in Norwegian Kroner (“NOK”) and the fair value has been translated to the functional currency of the Company using the prevailing exchange rate at June 30, 2020.
The fair value of secured term loan facilities and revolving credit facilities is estimated based on the average of the current rates offered to the Company for all debt facilities. This has been categorized at level two on the fair value measurement hierarchy.
The following table includes the estimated fair value and carrying value of those assets and liabilities. The table excludes cash, cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses and other liabilities because the fair value approximates carrying value and, for accounts receivable and payable, are due in one year or less.

		December 31, 2019		June 30, 2020
Financial Asset/Liability	Fair Value Hierarchy Level	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)	Carrying Amount Asset (Liability)	Fair Value Asset (Liability)
	(in thousands)
2018 Bonds (note 7)	Level 2	(68,368)	(69,052)	(61,803)	(55,598)
2017 Bonds (note 8)	Level 2	(100,000)	(100,500)	(100,000)	(99,500)
Secured term loan facilities and revolving credit facilities (note 6)	Level 2	(716,942)	(614,623)	(687,452)	(615,352)